                 The Emerging Markets
                 Income Fund Inc


                 Annual Report

                 August 31, 1998



-----------------------------------------------------
                 The Emerging Markets Income Fund Inc
                 --------------------------------------------------

                                 The Emerging Markets           October 8, 1998
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund Inc (the "Fund") for the fiscal year ended August 31, 1998. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

During the twelve months ended August 31, 1998, the net asset value for the Fund decreased from $21.89 per share to $7.83 at August 31, 1998. Dividends totaling $5.2375 per share were paid during this period. This total represents $2.0315, $1.245 and $1.961 per share from net investment income, realized net short-term capital gains and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the fiscal year ended August 31, 1998 was -52.08%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("JP Morgan EMBI+"), a standard measure of return for the emerging debt market returned -29.87%.

At August 31, 1998, the Fund, as a percentage of total investments, was approximately 90.5% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in short-term investments.


EMERGING MARKETS DEBT SECURITIES

In the twelve month period ended August 31, 1998, despite an initial period of strength, the emerging debt market performed poorly. This sell-off was largely due to a combination of continued Asian weakness as well as Russian economic and political turmoil.

On August 31, 1998, top country allocations (as a percentage of total investments) for the Fund were as follows:

     * Brazil......................................................     17.4%
     * Venezuela...................................................      8.0
     * Russia......................................................      7.5
     * Argentina...................................................      6.3
     * South Korea.................................................      6.1
     * Peru........................................................      5.3
     * Morocco.....................................................      4.9
     * Costa Rica..................................................      4.8
     * Philippines.................................................      4.7



                                                                         Page 1

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

For the twelve month period ended August 31, 1998, outperformers in the emerging debt market included Argentina, Brazil, Mexico, Morocco, Nigeria, Panama, Peru, The Philippines, Poland and South Korea. Underperformers for the same period included Bulgaria, Ecuador, Russia and Venezuela.

Emerging debt markets continue to be negatively impacted by a global trend - investors are reducing their appetite for risk. Beginning with Asian currency problems in the fall of 1997 and compounded by the extended Japanese recession and recent weakness in US equity prices, investors are demanding a higher risk premium for investing in credit sensitive fixed income assets. This higher risk premium leads to higher borrowing costs for countries that still have access to the capital markets, and shuts other countries out of the capital markets completely. Russia's problems, which we will detail below occurred in this risk averse investment environment. The investment environment limited the range of Russia's policy response and compounded the severity of the sell-off which spilled over to all other emerging market credits. We expect this highly volatile period for emerging markets debt to continue. The elements required for stability must come from a variety of sources both inside and outside the emerging debt market. These elements include an economic recovery in Japan, greater stability in US equity prices and an end to political turmoil in Russia. When stability returns, emerging markets debt will again trade on credit fundamentals. While we are optimistic that the worst of the crisis has passed, market volatility will continue to be extremely high and market sentiment will be cautious.

The following is a brief description of each sector's highlights over the past twelve months.

Latin America

Several times throughout the period, officials in the largest oil producing regions met to discuss the oversupply of oil in world markets and the resulting decline in oil prices. Latin American economies which rely on oil for much of their commodity exports continue to suffer from these plunging prices. Since August 31, 1997, West Texas Intermediate spot oil has fallen 32.3%, from US$19.67 per barrel to US$13.32 per barrel.

Argentina. The International Monetary Fund (IMF) mission completed its review of Argentina, announcing that the country has met all of its fiscal targets for the first half of 1998. Argentina has had an impressive record in meeting financing needs during the year. For example, in March, the Argentine government expanded its global 2017 bond (a series of debt offerings maturing in 2017) by US$750 million. With the expansion, Argentina met US$1.35 billion of its US$2 billion financing requirement for the second quarter. While Argentina's capital raising efforts are impressive, we remain concerned that they will not have the ability to raise the nearly US$12 billion they will need in 1999 and are thus underweight at this time.

Brazil. Brazil has made substantial progress on the privatization front during the past fiscal year. Sao Paulo state electricity distributor (formerly CESPE, now Elektro) was sold to the US utility company Enron for BRL1.48 billion, a 99% premium over the government's minimum requirement. In addition, Telebras was sold for BRL22 billion, a 60% premium of the minimum asking price. Separately, the TBC (the government's standard loan rate) was cut by 125 basis points to 19.75%. This move brings the rate below its pre-crisis level of 20.7%, from which it was doubled last October in response to contagion effects from the Asian crisis.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

In the political arena, President Cardoso was re-elected in the first round of Brazil's Presidential elections on October 4th. While Brazil is continuing to exhibit sound monetary and political strength, we are concerned that their level of short-term local currency debt ($300 billion) is a potential problem, and thus remain underweight.

Ecuador. Despite Ecuador's relative outperformance in November, the country's inability to institute reform measures continues to be disappointing. Specifically, the government has incurred continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. In addition, following the failure by Congress to pass an increase in the value added tax, the sucre devalued 7.5%. On a more positive note, in Ecuador's presidential elections, Jamil Mahuad was the official first-round winner with 34.9% of the votes, followed by Alvaro Noboa with 26.6%. Mahuad is an experienced politician with a respected economic team and is believed to be the candidate with the ability to stabilize the economy. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking. Further reforms will need to take place, however, for us to increase our exposure.

Mexico. We remain confident in Mexico's potential and increased our exposure during the period. The country's limited need for new capital in 1999 leads us to believe that the region is a relative safe haven versus other more volatile assets. We are, however, slightly underweight due to tight spread levels.

Panama. Panama retired US$600 million of outstanding Brady debt and simultaneously issued a 30-year global bond during September, 1997. The exchange allowed Panama to improve its debt structure and lower its cost of funding. We remain overweight in Panama.

Peru. In March, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from US$33.5 billion to US$28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period, due to expected high growth as well as a limited debt obligation in the region.

Venezuela. After months of negotiations, the International Monetary Fund (IMF) and the government agreed on the terms of a "shadow" fiscal monitoring program during the period. Unlike the previous stand-by agreement, the program will not entail any financial support from the IMF, only technical assistance. In the final month of the period, however, Venezuela's market sentiment was suffering, due to two main factors. First, Moody's downgraded Venezuela's sovereign ceiling to B1 from Ba2, having placed the rating on watch for possible downgrade on May 8th. Moody's pointed to the government's inability to address the domestic implications of external shocks. Second, the privatization of the state aluminum complex, CVG, was canceled. Although the coalition formed by Kaiser Aluminum and Billiton would have only paid US$1.55 billion, with only US$200 million going to the government, psychologically, the sale would have had a strong impact, as it would have displayed the government's conviction to the privatization process. While we are discouraged by the

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

downgrade and failed privatization, we remain overweight in Venezuela, due to several factors: Venezuela's capital needs in 1999 are relatively limited; Venezuela retired a good deal of their external debt with the proceeds of the 1997 oil boom; and Venezuelan spreads are at historically wide levels versus other similarly rated countries.

Eastern Europe

Bulgaria. In December, Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. For comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a US$510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in February was near 1.5%, down from 100% a year ago, and was negative 0.1% in March, largely due to falling fuel prices. We remain slightly overweight in Bulgaria, due to the country's limited debt service, in addition to its meeting all IMF fiscal targets for the year.

Russia. Russia's dramatic decline during the period was due to a number of factors: 1) the government forced a restructuring of all domestic debt; 2) the ruble was devalued; 3) Yeltsin dismissed his Cabinet, appointing Sergey Kireyenko as the new Prime Minister, only to reverse his actions at the end of the period, re-appointing Viktor Chernomyrdin; 4) the Duma refused to appoint Chernomyrdin, resulting in Yevgeny Primakov being appointed the new Prime Minister. These developments devastated Russian dollar denominated bond prices during the month of August, with prices declining as much as 80%. The result was a tremendous shock to the market and caused a wide-spread sell-off across all emerging markets. The timing of these events was unfortunate, as the investment community needed to be convinced of Russia's commitment to promoting political continuity, and therefore effectively implementing fiscal reform.

While we are extremely concerned about Russia's ability to reform both financially and politically, we have a slightly overweight US dollar denominated position in the Fund. We believe the Fund is adequately compensated for the risk at these prices. It is important to note that while the Fund suffered significant mark-to-market losses in these positions, the Fund did not own ruble denominated debt. The distinction is important because the debt the Fund owns was not defaulted on and is still current on all interest payments. We believe these bonds, trading at cents on the dollar, have much more upside than downside in an unchanged environment. There is also significant return potential in these investments if the country implements any meaningful reforms.

Given the nature of today's market, we wish to remind you that, while the Fund may offer higher reward potential, the risks of investments in emerging markets securities may be greater.

                                    * * *

In a continuing effort to provide timely information concerning the Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.


Cordially,

/s/ William D. Cvengros                         /s/ Heath B. McLendon

William D. Cvengros                             Heath B. McLendon
Co-Chairman of the Board                        Co-Chairman of the Board


/s/ Peter J. Wilby

Peter J. Wilby
Executive Vice President

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments
August 31, 1998

    Principal
    Amount (a)    Bonds -- 80.2%                                                             Value
---------------------------------------------------------------------------------------------------------
                  Argentina -- 6.3%
                  Republic of Argentina:
Peso 1,798,212+     BOCON, Pro 1, 3.0872% due 4/1/07*..................................  $   847,558
       900,000+     Global Bond, 11.375% due 1/30/17...................................      663,300
       500,000+     Global Bond, 9.750% due 9/19/27....................................      340,000
Peso   250,000+     8.750% due 7/10/02.................................................      156,280
Peso 2,000,000+     11.750% due 2/12/07................................................    1,025,200
                                                                                         -----------
                                                                                           3,032,338
                                                                                         -----------

                  Brazil -- 17.4%
     1,000,000    Companhia Energetica De Sao Paulo, 9.125% due 6/26/07* ..............      650,000
                  Federal Republic of Brazil:
     9,885,540+     Capitalization (C) Bond, 8.000% due 4/15/14(b).....................    5,276,407
       500,000+     DCB Bond, Series L, 6.6875% due 4/15/12*...........................      244,375
     1,600,000+     Global Bond, 9.375% due 4/7/08.....................................      944,000
     3,000,000+     NMB, Series L, 6.6875% due 4/15/09*................................    1,260,000
                                                                                         -----------
                                                                                           8,374,782
                                                                                         -----------

                  Bulgaria -- 2.3%
     3,000,000+   Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12*...........    1,125,000
                                                                                         -----------

                  Costa Rica -- 4.8%
     3,000,000+   Costa Rica, Principal Bond, Series A, 6.250% due 5/21/10.............    2,317,500
                                                                                         -----------

                  Croatia -- 2.1%
     1,500,000+   Republic of Croatia, FRN, Series A, 6.5625% due 7/31/10*.............    1,020,000
                                                                                         -----------

                  Ecuador -- 2.9%
     4,492,109+   Republic of Ecuador, PDI Bond, 6.625% due 2/27/15*(b)................    1,400,977
                                                                                         -----------

                  Indonesia -- 2.2%
     1,000,000+   APP International Finance Company B.V., 11.750% due 10/1/05..........      490,000
     1,500,000    Tjiwi Kimia International Finance Company B.V., 10.000% due 8/1/04#..      600,000
                                                                                         -----------
                                                                                           1,090,000
                                                                                         -----------

                  Ivory Coast -- 1.2%
                  Republic of Ivory Coast:
     2,107,000+     FLIRB, 2.000% due 3/29/18*,#.......................................      387,161
       957,000+     PDI Bond, 2.000% due 3/29/18*,#....................................      181,830
                                                                                         -----------
                                                                                             568,991
                                                                                         -----------


                 See accompanying notes to financial statements.
Page 6

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (continued)
August 31, 1998

    Principal
    Amount (a)    Bonds -- 80.2% (continued)                                                  Value
---------------------------------------------------------------------------------------------------------
                 Mexico -- 4.5%

     1,000,000+  Grupo Industrial Durango, 12.000% due 7/15/01.........................  $   735,000
     1,000,000   Hylsa S.A. de C.V., 9.250% due 9/15/07................................      550,000
     1,000,000+  United Mexican States, Global Bond, 11.500% due 5/15/26...............      867,500
                                                                                         -----------
                                                                                           2,152,500
                                                                                         -----------

                 Panama -- 2.6%
     2,000,000+  Republic of Panama, IRB, 4.000% due 7/17/14*..........................    1,270,000
                                                                                         -----------

                 Peru -- 5.3%
     5,250,000+  Republic of Peru, PDI Bond, 4.000% due 3/7/17*........................    2,552,812
                                                                                         -----------

                 Philippines -- 4.7%
                 Republic of the Philippines:
     1,735,000+    8.750% due 10/7/16#.................................................    1,205,825
     1,500,000+    Treasury Bond, 8.875% due 4/15/08...................................    1,061,250
                                                                                         -----------
                                                                                           2,267,075
                                                                                         -----------

                 Poland -- 1.6%
     1,000,000+  Republic of Poland, PDI Bond, 4.000% due 10/27/14*....................      785,625
                                                                                         -----------

                 Russia -- 6.4%
                 Russian Government:
     2,600,000+    Global Bond, 11.750% due 6/10/03#...................................      640,250
       350,000+    Global Bond, 8.750% due 7/24/05.....................................       66,500
     9,675,000+    Global Bond, 12.750% due 6/24/28....................................    2,322,000
       334,597     IAN, 6.625% due 12/15/15*,#.........................................       50,190
                                                                                         -----------
                                                                                           3,078,940
                                                                                         -----------

                 South Korea -- 6.1%
                 Export-Import Bank of Korea, Global Bond:
       250,000     7.250% due 6/25/01..................................................      202,687
       250,000     6.500% due 2/10/02..................................................      189,525
                 Korea Development Bank, Global Bond:
       750,000+    7.900% due 2/1/02...................................................      596,363
       250,000+    6.625%, due 11/21/03................................................      171,462
     2,525,000+  Republic of Korea, Global Bond, 8.875% due 4/15/08....................    1,781,703
                                                                                         -----------
                                                                                           2,941,740
                                                                                         -----------

                 Uruguay -- 1.8%
       894,736+  Uruguay, DCB, Series B, 6.6875% due 2/18/07*..........................      846,304
                                                                                         -----------



                 See accompanying notes to financial statements.

                                                                                              Page 7


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (continued)
August 31, 1998

    Principal
    Amount (a)    Bonds -- 80.2% (concluded)                                                 Value
---------------------------------------------------------------------------------------------------------
                 Venezuela -- 8.0%
                 Republic of Venezuela:
     3,392,857+    DCB, Series DL, 6.625% due 12/18/07*................................  $ 1,386,830
     6,000,005+    FLIRB, Series A, 6.625% due 3/31/07*................................    2,490,002
                                                                                         -----------
                                                                                           3,876,832
                                                                                         -----------
                 Total Bonds (Cost--$60,157,462).......................................   38,701,416
                                                                                         -----------


                 Loan Participations++ -- 10.3%
---------------------------------------------------------------------------------------------------------
                 The People's Democratic Republic of Algeria:
       727,272     Tranche A, 7.3125% due 3/6/00* (Chase Manhattan Bank)...............      603,636
     1,090,908     Tranche 1, 6.625% due 9/4/06* (Chase Manhattan Bank)................      654,545
     1,000,000     Tranche 3, 6.53125% due 3/4/10* (Chase Manhattan Bank)..............      560,000
       249,965   Government of Jamaica, Tranche A,
                   6.500% due 10/15/00* (Chase Manhattan Bank).........................      237,467
                 Kingdom of Morocco:
     3,000,000+    Tranche A, 6.5625% due 1/1/09* (Morgan Guaranty Trust Company
                     of New York)......................................................    1,845,000
Yen138,682,424     Tranche A, 2.5175% due 1/1/09* (Goldman Sachs)......................      526,711
     4,950,000   Russian Government, Principal Loan, 6.625%, due 12/15/20(c)
                   (Chase Manhattan Bank, Goldman Sachs, Morgan Guaranty
                   Trust Company of New York, ING Bank)................................      532,125
                                                                                         -----------
                 Total Loan Participations (Cost--$8,185,668).........................     4,959,484
                                                                                         -----------
                 Total BondsandLoan Participations (Cost--$68,343,130)................    43,660,900
                                                                                         -----------
                 Repurchase Agreements -- 9.5%
---------------------------------------------------------------------------------------------------------
     2,000,000+  Merrill Lynch, 5.75%, dated 8/31/98, $2,000,319 due 9/1/98,
                   (collateralized by $1,940,000 U.S. Treasury Note, 7.50%
                   due 10/31/99, valued at $2,039,425)................................     2,000,000
     2,000,000+  State Street Bank, 5.75%, dated 8/31/98, $2,000,319 due 9/1/98
                   (collateralized by $1,675,000 U.S. Treasury Bond, 7.25%
                   due 5/15/16, valued at $2,041,406).................................     2,000,000
       579,000+  Warburg Dillon Read, 5.80%, dated 8/31/98, $579,093 due 9/1/98
                   (collateralized by $473,000 U.S. Treasury Bond, 7.50%
                   due 11/15/16, valued at $591,250)..................................       579,000
                                                                                         -----------
                 Total Repurchase Agreements (Cost--$4,579,000).......................     4,579,000
                                                                                         -----------

                 Total Investments--100% (Cost--$72,922,130**)........................   $48,239,900
                                                                                         ===========

                 See accompanying notes to financial statements.

Page 8

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Statement of Investments (concluded)
August 31, 1998

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 1998:


              Contracts        In Exchange     Contracts at        Delivery        Unrealized
             to Deliver            For             Value             Date         Depreciation
           --------------     ------------    --------------       --------       ------------
Sale...... Yen 115,500,000     US $816,428      US $822,545        9/24/98           $6,117

---------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c) Portion of income earned is capitalized as Russian Government Interest Arrears Note.
     * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement.
       See Note 4.
    ++ Participation interests were acquired through the financial institutions indicated
       parenthetically. See Note 5.
     # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.


   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

                                                                         Page 9
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
August 31, 1998

Assets
  Investments, at value (Cost-- $68,343,130).........................................    $43,660,900
  Repurchase agreements..............................................................      4,579,000
  Cash...............................................................................        181,620
  Receivable for securities sold.....................................................        183,875
  Interest receivable................................................................      1,749,668
  Prepaid expenses...................................................................          6,548
                                                                                          ----------
  Total Assets.......................................................................     50,361,611
                                                                                          ----------

Liabilities
  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................        181,292
  Net unrealized depreciation on forward foreign currency contracts..................          6,117
  Accrued interest expense on loan...................................................        411,771
  Accrued management fee (Note 2)....................................................         27,618
  Accrued advisory fee (Note 2)......................................................         19,727
  Other accrued expenses.............................................................        192,493
                                                                                         -----------
  Total Liabilities..................................................................     20,839,018
                                                                                         -----------
  Net Assets.........................................................................    $29,522,593
                                                                                         ===========
Net Assets
  Common Stock ($0.001 par value, authorized
      100,000,000; 3,768,428 shares outstanding).....................................    $     3,768
  Additional paid-in capital.........................................................     52,990,278
  Undistributed net investment income................................................      2,036,529
  Distributions in excess of net realized gain on investments........................       (819,780)
  Net unrealized depreciation on investments and foreign currency translations.......    (24,688,202)
                                                                                         -----------
  Net Assets.........................................................................    $29,522,593
                                                                                         ===========

Net Asset Value Per Share ($29,522,593 / 3,768,428 shares)...........................          $7.83
                                                                                              ======


                 See accompanying notes to financial statements.
Page 10

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations
For the Year Ended August 31, 1998

Income
  Interest (includes discount accretion of $2,176,685)...............................     $ 9,576,282

Expenses
  Interest on loan.....................................................    $1,288,004
  Management fee.......................................................       447,970
  Advisory fee.........................................................       319,978
  Audit and tax services...............................................        69,675
  Custodian............................................................        62,000
  Legal................................................................        55,225
  Directors' fees and expenses.........................................        36,905
  Printing.............................................................        25,525
  Transfer agent expenses..............................................        22,995
  Listing fees.........................................................        16,214
  Amortization of organization expenses................................         5,106
  Other...............................................................         14,390       2,363,987
                                                                           ----------     -----------
Net Investment Income................................................................       7,212,295
                                                                                          -----------


Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
  Net Realized Gain (Loss) on:
    Investments......................................................................        (426,311)
    Foreign currency transactions....................................................         202,798
                                                                                         ------------
                                                                                             (223,513)
                                                                                         ------------

  Net Change in Unrealized Appreciation (Depreciation) on:
      Investments....................................................................     (40,024,825)
      Translation of foreign currency contracts and other assets and liabilities
          denominated in foreign currencies..........................................          (5,892)
                                                                                         ------------
                                                                                          (40,030,717)
                                                                                         ------------
Net Loss on Investments and Foreign Currency Transactions                                 (40,254,230)
                                                                                         ------------
Net Decrease in Net Assets From Operations                                               $(33,041,935)
                                                                                         ============

                 See accompanying notes to financial statements.

                                                                                              Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets
For the Year Ended August 31,

                                                                                    1998               1997
-----------------------------------------------------------------------------------------------------------------
Operations
  Net investment income.............................................             $ 7,212,295         $ 7,364,624
  Net realized gain (loss) on investments and foreign currency transactions         (223,513)         11,552,092
  Net change in unrealized appreciation (depreciation)..............             (40,030,717)          5,995,684
                                                                                 -----------         -----------
  Net Increase (Decrease) in Net Assets From Operations.............             (33,041,935)         24,912,400
                                                                                 -----------         -----------

Dividends and Distributions to Shareholders
  From net investment income........................................              (7,315,909)        (7,682,793)
  From net realized capital gains...................................             (10,439,304)        (3,705,301)
  In excess of net realized capital gains...........................                (819,780)             --
                                                                                 -----------         -----------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................             (18,574,993)        (11,388,094)
                                                                                 -----------         -----------

Capital Share Transactions
  Proceeds from shares issued in reinvestment of dividends
    (256,294 and 0 shares issued)...................................               4,265,949              --
                                                                                 -----------         -----------

Total Increase (Decrease) in Net Assets.............................             (47,350,979)         13,524,306
                                                                                 -----------         -----------

Net Assets
  Beginning of year.................................................              76,873,572          63,349,266
                                                                                 -----------         -----------
  End of year (includes undistributed net investment income of
    $2,036,529 and $1,937,195, respectively)........................             $29,522,593         $76,873,572
                                                                                 ===========         ===========

Statement of Cash Flows
For the Year Ended August 31, 1998

Cash Flows From Operating Activities:
  Purchases of securities............................................................              $(121,501,228)
  Net sales of short-term investments................................................                  2,715,000
  Proceeds from sales of securities and principal paydowns...........................                128,923,634
                                                                                                   -------------
                                                                                                      10,137,406
  Net investment income..............................................................                  7,212,295
  Accretion of discount on investments...............................................                 (2,176,685)
  Interest on payment-in-kind bonds..................................................                   (851,182)
  Amortization of organization expenses..............................................                      5,106
  Net change in receivables/payables related to operations...........................                    163,526
                                                                                                   -------------
  Net Cash Provided by Operating Activities..........................................                 14,490,466
                                                                                                   -------------

Cash Flows From Financing Activities:
  Proceeds from shares issued in reinvestment of dividends...........................                  4,265,949
  Dividends and distributions paid...................................................                (18,574,993)
                                                                                                   -------------
  Net Cash Used by Financing Activities..............................................                (14,309,044)
                                                                                                   -------------

Net Increase in Cash.................................................................                    181,422
Cash at Beginning of Year............................................................                        198
                                                                                                   -------------
Cash at End of Year..................................................................              $     181,620
                                                                                                   =============

                 See accompanying notes to financial statements.
Page 12

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements


1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security.
     The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs were deferred and have been amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain
     (loss) on foreign currency transactions.

     (i) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

1.   Organization and Significant Accounting Policies (concluded)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 1998, the Fund paid interest expense of $1,302,343.

2.   Management and Advisory Fees and Other Transactions

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. The agreement with the Investment Manager was most recently approved by shareholders at its annual shareholders meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Manager, with and into SSBH, which occurred on November 28, 1997.

     The Fund has also entered into an investment advisory agreement with Value Advisors LLC (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets. The agreement with the Investment Adviser was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Adviser by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Adviser was the transferee of the investment advisory responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

     At August 31, 1998, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 1998 aggregated $111,700,801 and $109,450,969 respectively. The federal income tax cost basis of the Fund's investments at August 31, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $387,749 and $25,069,979, respectively, resulting in a net unrealized depreciation on investments of $24,682,230.

     As a result of differing book and tax treatment for foreign currency gains for the year ended August 31, 1998, $202,948 has been reclassified from Distributions in Excess of Realized Gain on Investments to Undistributed Net Investment Income.

4.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is November 6, 1998. The collateral for the loan was valued at $42,724,865 on August 31, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1998 was $4,959,484.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "When and If " Issued Bonds

     "When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 1998, the Fund has a concentration risk in sovereign debt of emerging market countries.

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1998, the Fund has an outstanding contract to sell 115,500,000 Japanese Yen for U.S. $816,428 for a scheduled settlement on September 24, 1998.

9.   Dividend Subsequent to August 31, 1998

     On September 1, 1998, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on September 25, 1998 to shareholders of record September 15, 1998.

10.  Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved on July 14, 1998 various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights
For the Years Ended August 31,

Selected data per share of common stock outstanding throughout each year:

                                                       1998          1997           1996          1995           1994
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................    $21.89        $18.04        $13.38         $16.23         $17.96
                                                      ------        ------        ------         ------         ------
Net investment income.............................      2.02          2.10          2.24           1.95           1.37
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations...    (10.84)         5.00          4.10          (2.22)         (0.79)
                                                      ------        ------        ------         ------         ------
Total from investment operations..................     (8.82)         7.10          6.34          (0.27)          0.58
                                                      ------        ------        ------         ------         ------
Dividends to shareholders from net
   investment income..............................     (2.03)        (2.19)        (1.65)         (1.37)         (1.50)
Dividends to shareholders from net
   realized capital gains.........................     (2.98)        (1.06)        (0.03)         (0.49)         (0.81)
Distributions in excess of net realized
   capital gains..................................     (0.23)           --            --          (0.72)            --
                                                      ------        ------        ------         ------         ------
Total dividends and distributions to
   shareholders..................................      (5.24)        (3.25)        (1.68)         (2.58)         (2.31)
                                                      ------        ------        ------         ------         ------
Net increase (decrease) in net asset value.......     (14.06)         3.85          4.66          (2.85)         (1.73)
                                                      ------        ------        ------         ------         ------
Net asset value, end of year.....................      $7.83        $21.89        $18.04         $13.38         $16.23
                                                      ======        ======        ======         ======         ======

Per share market value, end of year..............      $9.50      $19.4375       $16.625         $13.00         $16.00
                                                      ======      ========       =======         ======         ======
Total investment return based on market
   price per share (a)...........................    -35.00%        39.18%        42.46%         -1.76%         -1.33%
Ratios to Average Net Assets:
   Total expenses, including
       interest expense..........................      3.79%         3.58%         4.41%          5.15%          3.31%
   Total expenses, excluding
       interest expense (operating expenses).....      1.73%         1.70%         1.87%          2.00%          1.78%
   Net investment income.........................     11.56%        10.44%        14.34%         14.45%          7.99%
Supplemental Data:
   Net assets, end of year.....................  $29,408,506   $76,873,572   $63,349,266    $46,993,103    $57,005,082
   Portfolio turnover rate.....................         141%          112%           98%            80%            22%
   Bank loan outstanding, end of year..........  $20,000,000   $20,000,000   $20,000,000    $20,000,000    $20,000,000
   Interest rate on bank loan, end of year.....     6.28125%         6.50%      6.60156%        7.5625%        6.3125%
   Weighted average bank loan..................  $20,000,000   $20,000,000   $20,000,000    $20,000,000    $16,876,712
   Weighted average interest rate..............        6.44%         6.64%         6.96%          7.50%          5.40%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
October 21, 1998

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                    Net Realized Gain
                                                                                   (Loss) & Change in
                                                          Net Investment              Net Unrealized
                                                              Income             Appreciation (Depreciation)
                                                       -------------------       ---------------------------
                                                                     Per                           Per
Quarters Ended                                            Total     Share             Total       Share
------------------------------------------------------------------------------------------------------------
February 28, 1994...........................             $1,146     $0.33            $(1,723)    $ (0.49)

May 31, 1994................................              1,197      0.34             (6,897)      (1.97)

August 31, 1994.............................              1,189      0.34              1,615        0.46

November 30, 1994...........................              1,595      0.46             (3,082)     (0 .88)

February 28, 1995...........................              1,599      0.45             (9,960)      (2.83)

May 31, 1995................................              1,744      0.49              5,054        1.44

August 31, 1995.............................              1,894      0.55                205        0.05

November 30, 1995...........................              1,859      0.53              1,412        0.40

February 29, 1996...........................              1,989      0.57              5,477        1.56

May 31, 1996................................              2,070      0.58              4,137        1.18

August 31, 1996.............................              1,933      0.56              3,379        0.96

November 30, 1996...........................              1,978      0.56              8,841        2.52

February 28, 1997...........................              1,840      0.53              3,833        1.09

May 31, 1997................................              1,803      0.51                951        0.27

August 31, 1997.............................              1,744      0.50              3,923        1.12

November 30, 1997...........................              1,668      0.47             (5,181)      (1.47)

February 27, 1998...........................              1,827      0.51                491        0.14

May 29, 1998................................              1,996      0.53             (3,192)      (0.85)

August 31, 1998.............................              1,721      0.51            (32,372)      (8.66)

*Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Manager depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Manager's provision of investement management services, including handling of securities trades, pricing and account services. The Investment Manager has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Manager has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Manager or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.


Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1998:

      * The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            * Total long-term capital gain distributions paid of $6,887,290.
                  $3,427,804 are considered "28 percent rate gains". $3,459,486 are considered "20 percent rate gains".

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosures is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C


Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
LESLIE H. GELB
      President, The Council
      on Foreign Relations
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney Strategy Advisors Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President & Treasurer
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON SCHOTT
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Assistant Controller


The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT ADVISER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD

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

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169